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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         CURRENT REPORT

                          Form 8-K

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 17, 1998


                     Patapsco Bancorp, Inc.
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  (Exact name of registrant as specified in its charter)


          Maryland                0-28032         52-1951797
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(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File Number) Identification No.)


1301 Merritt Boulevard, Dundalk, Maryland          21222-2194
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(410)285-1010
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.
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     On June 17, 1998, the Registrant announced that it had
signed an agreement to acquire Belmar Federal Savings and Loan
Association in a merger conversion transaction. For further information, reference is made to the Registrant's press release dated June 17, 1998, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this
Current Report on Form 8-K.

     Exhibit No.              Description
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        99.1                  Press Release, dated June 17, 1998



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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date:  June 17, 1998               By: /s/ Joseph J. Bouffard
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                                       Joseph J. Bouffard
                                       President

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